                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ R.W. Gillespie
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ Lee G. Irving
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ Cecil D. Andrus
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ William G. Bares
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ A.C. Bersticker
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ T.A. Commes
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ Kenneth M. Curtis
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ John C. Dimmer
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ Stephen R. Hardis
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ Henry S. Hemingway
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ Charles R. Hogan
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ Douglas J. McGregor
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ Henry L. Meyer III
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ Steven A. Minter
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ M. Thomas Moore
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ Richard W. Pogue
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ Ronald B. Stafford
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ Dennis W. Sullivan
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ Peter G. Ten Eyck, II
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ Nancy B. Veeder
                                               --------------------------------

                                                                EXHIBIT 24


                                    KEYCORP

                               POWER OF ATTORNEY


        The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt and equity, with an aggregate issue price of up to $500,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 21, 1996.

                                                 /s/ K. Brent Somers
                                               --------------------------------